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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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Board of Directors
Green Tree Financial Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the Registration Statement.


                                      KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
June 21, 1995